EXHIBIT 4.7

NEITHER THIS WARRANT NOR THE WARRANT STOCK HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE COMPANY WILL NOT TRANSFER THIS WARRANT OR THE WARRANT SHARES UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH WARRANT OR SUCH WARRANT SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATES SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS VALIDLY MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                        WARRANT NO. ______ 56,201 SHARES

            Void after 5:00 p.m. New York City Time, on July 8, 2004.

    Warrant to Purchase 56,201 Shares of Common Stock, no par value per share

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                                ADATOM.COM, INC.

      This Is To Certify That, FOR VALUE RECEIVED, JESUP & LAMONT SECURITIES CORPORATION ("Holder") having an address at 650 Fifth Avenue, New York, New York 10019, is entitled to purchase, subject to the provisions of this Warrant ("Warrant"), from Adatom.com, Inc., a Delaware corporation (the "Company"), FIFTY-SIX THOUSAND TWO HUNDRED ONE (56,201) fully paid, validly issued and non-assessable shares of Common Stock (the "Common Stock"), no par value per share, of the Company at an exercise price of $.99 per share at any time or from time to time during the period from the date hereof to July 8, 2004, but not later than 5:00 p.m. New York City Time, on July 8, 2004. This Warrant is being issued pursuant to the terms of a Letter Agreement, dated April 27, 1999, as amended, by and between Jesup & Lamont Securities Corporation, an affiliate of Holder, and Adatom, Inc., a California corporation which has merged into the Company effective as of the date hereof (the "Engagement Letter). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

      (1) EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time or from time to time on or after the date hereof and until July 8, 2004 (the "Exercise Period"); provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office or to the Company's warrant agent, if any has been so appointed, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price, in cash or by certified or bank cashier's check, for the number of Warrant Shares specified in such form. Notwithstanding the foregoing, in lieu of any cash payment required hereunder, the Holder of this Warrant shall have the right at any time during the Exercise Period to exercise the Warrant in full or in part by surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its principal office or to the Company's warrant agent, if any has been so appointed, in exchange for the number of Warrant Shares equal to the product of (a) the number of Warrant Shares as to which the Warrant is being exercised multiplied by

(b) a fraction, the numerator of which is the Current Market Price (as defined in Section (11) below) of the Common Stock less the Exercise Price and the denominator of which is the Current Market Price. As soon as practicable after each such exercise of the Warrants, the Company shall issue or cause to be issued and delivered to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder. The Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of any such exercise, provided such exercise is in accordance with the provisions set forth herein. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

      (2) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

      (3) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. If more than one Warrant shall be exercised at one time by the Holder, the number of full shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of full shares issuable upon such exercise. No adjustment shall be made in respect of cash dividends on Warrant Shares delivered upon exercise of any Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the average closing bid and asked prices of the Common Stock on the last available date for which quotations are available immediately preceding the date of exercise of this Warrant, or if the bid and asked prices are not so reported, then the current market value shall be an amount, not less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

      (4) EXCHANGE OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company with a written notice specifying the denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company or its warrant agent, if any, of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

      (5) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein and in any warrant agreement entered into by and between the Company and a warrant agent with respect to the Warrants. In the event the Company enters into a warrant agreement with a warrant agent, the terms of the Warrant shall be embodied in the warrant agreement; and the acceptance of this Warrant by the Holder shall be deemed consent by the Holder for the Company to enter into any such warrant agreement, upon such terms and conditions mutually agreeable between the Company and any such warrant agent, provided such warrant agreement does not adversely affect any of the rights of the Holder, as set forth in this Warrant.

      (6) ANTI-DILUTION PROVISIONS. (a) After each adjustment of the Exercise Price pursuant to this Section (6), the number of shares of Common Stock purchasable upon the exercise of the Warrant shall be the number of Warrant Shares receivable upon exercise thereof prior to such adjustment multiplied by a fraction the numerator of which shall be the original Exercise Price as defined above and the denominator of which shall be such adjusted Exercise Price.: (b) In case the Company shall hereafter (A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (B) subdivide its outstanding shares of Common Stock, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of Warrant Shares which the Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

            (c) No adjustment in the Exercise Price shall be required to be made unless such adjustment would require an increase or decrease of at least $.01; provided, however, that any adjustments which by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section (6) shall be made to the nearest cent or to the nearest one-one hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue fractional shares upon the exercise of any Warrant.

            (d) The provisions of this Section 6 shall not apply to any Common Stock issuable: (i) to any person pursuant to any stock option, stock purchase, stock purchase or similar plan or arrangement for the benefit of the Company's employees, consultants or directors or (ii) pursuant to options, warrants, conversion rights, and rights to acquire Common Stock in existence on the date of issuance hereof.

            (e) In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a Subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants other than a change in par value or from par value to no par value or from no par value to par value) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Holder of the Warrant shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided elsewhere in this Section (6). The above provisions of this Section (6) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

            (f) Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such the Company at such adjusted Exercise Price.

            (g) Upon any adjustment of the Exercise Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, the Company promptly shall give written notice thereof to the Holder, which shall state the Exercise Price resulting from such adjustment and increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            (h) If at any time:

                  (i) the Company shall declare any cash dividend upon its Common Stock;

                  (ii) the Company shall declare any dividend upon its Common Stock payable in stock (other than a dividend payable solely in shares of Common Stock or make any special dividend or other distribution to the holders of its Common stock;

                  (iii) there shall be any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give the Holder (A) at least ten (10) calendar days' prior written notice of the date on which the books of the Company shall close or a record date shall have occurred for such dividend or distribution or for determining rights to vote in respect of any such consolidation, merger, sale, dissolution, liquidation or winding-up, and
(B) in the case of any such consolidation, merger, sale, dissolution, liquidation or winding-up, at least ten (10) calendar days' written notice of the date when the same shall take place. Any notice given in accordance with clause (A) above shall also specify, in the case of any such dividend or distribution, the date on which the holders of Common Stock shall be entitled thereof. Any notice given in accordance with clause (B) above shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be.

      (7) INVESTMENT REPRESENTATION. By accepting this Warrant, the Holder acknowledges that it has been advised by the Company that this Warrant and the Warrant Shares underlying this Warrant have not been registered under the Securities Act of 1933, as amended (the "Act"), and that this Warrant is being issued on the basis of the statutory exemption provided by section 4(2) of the Act relating to transactions by an issuer not involving any public offering. Holder hereby represents and warrants to the Company that (I) it is acquiring this Warrant for its own account, for investment purposes only and not with a view toward the distribution or resale thereof, (ii) it is a sophisticated investor and had access to the same kind of information which would be available in a registration statement filed under the Act, and (iii) it understands that it may not sell or otherwise dispose of this Warrant in the absence of either a registration statement under the Act or an exemption from the registration provisions thereunder and in accordance with the transfer provisions set forth in this Section 10 of this Warrant.

      (8) REGISTRATION RIGHTS. The Company hereby grants the Holder the right to "piggy back" the Warrant Shares on each Registration Statement for the sale of Common Stock filed by the Company (or any securities of a successor company of the Company) at the Company's cost and expense (except those incurred by the Holder for legal fees and commissions). In this connection, the Company shall give the Holder at least 30 days' prior notice of its intent to file a Registration Statement. The Company shall use its best efforts to keep any Registration Statement onto which Holder has "piggy backed" his shares effective for a period of not less than 180 days from the date whereby the Holder is first entitled to sell thereunder, or such shorter period terminating when the Holder has sold all of his shares. Such "piggy back" rights are subject to standard underwriters' approval and holdback, whereby the Holder's rights to sell in an initial public offering may be limited pro rata with the other stockholders and shall not apply to any Warrant Shares that can be sold under SEC Rule 144. For purposes of this Section (8), the term Registration Statement shall mean any registration statement for the sale of common stock or other securities filed by the Company or any selling shareholder or filed by any successor entity (in the case of merger, reclassification, change, consolidation, sale or conveyance of the Company) under the Act (except for a Registration Statement on Form S-4, Form S-8 or any successor form thereto), which shall include, but not be limited to, any Registration Statement filed by Healthcore Medical Solutions, Inc. ("Healthcore") in connection with, relating to or subsequent to the effective date of the merger of the Company into Healthcore (the "Merger") as contemplated by that certain Letter of Intent, dated April 27, 1999, by and between the Company and/or Healthcore;

            (i) The Company shall also grant to Holder such additional "piggyback" rights and demand registration rights relative to the Warrant Shares as shall be granted and included in a subsequent warrant that may be granted to Holder.

      (9) TRANSFER. (i) The Holder acknowledges that it has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of this Warrant and the Warrant Shares. In particular, the Holder agrees that no sale, assignment, or transfer of this Warrant shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment, or transfer, unless (A) the sale, assignment, or transfer of this Warrant or the Warrant Shares is registered under the Act, it being understood that this Warrant or the underlying Warrant Shares is not currently registered under the Act and that the Company has no obligation to register this Warrant and is only obligated to register the Warrant Shares to the extent set forth in Section 9 of this Warrant, (B) this Warrant or the underlying Warrant Shares are sold, assigned or transferred in accordance with all of the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the present time for the sale of the Warrant or underlying Warrant Shares and that there can be no assurance that Rule 144 will be available at any time in the future, or (C) such sale, assignment, or transfer is otherwise exempt from registration under the Act. The Holder and each transferee hereof further agrees that in any distribution of this Warrant or the underlying Warrant Shares is proposed to be made by them otherwise than by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action shall be taken only after submission to the Company of an opinion of counsel, reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed distribution will not be in violation of the Act or applicable state law.

(ii) Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee, that such transferee will be bound by the terms of this Warrant and that the restrictive investment legend set forth above be placed on the certificate or certificates representing the securities acquired by such transferee, and (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar.

(iii) Except as specifically restricted hereby, this Warrant and the Warrant Shares issued hereunder may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant certificate to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall without charge, execute and deliver a new Warrant certificate in the name of the assignee named on such instrument of assignment, and this Warrant certificate shall promptly be canceled. An assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon this warrant, shall be null and void and without effect.

      (10) NOTICES. All notices and other communications which are required or may be given under this Warrant shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by telex or three (3) days after being mailed, postage prepaid, in the case of the Company to Adatom, Inc., 920 Hillview Court, Suite 160, Milipitas, CA 95035, Attention: President, and in the case of the Holder to the address set forth herein, or to such other address as such party shall have specified by notice to the other party hereto. If notice is given by registered or certified first class mail, postage prepaid, return receipt requested, the return receipt shall be conclusive evidence of the notice having been mailed on the date set forth.

      (11) DEFINITION. The "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the thirty (30) consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the NASDAQ Stock Market, Inc. ("NASDAQ") on which the shares of Common Stock are listed or admitted to trading, or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. (the "NASD") or a similar organization if the NASD is no longer reporting such information (including for purposes hereof NASDAQ). If on any such date the shares of Common Stock are not listed or admitted to trading on any national securities exchange and is not quoted by NASDAQ or any similar organization, the fair value of a share on such date, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive, shall be used.

      (12) MISCELLANEOUS. This Agreement contains the entire Agreement and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Warrant may not be changed orally, but only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge is sought, provided however, that this Warrant may be amended or modified without the consent of the Holder if such amendment or modification does not adversely affect the rights of the Holder hereunder. This Agreement may be assigned by Holder in accordance with Section (i) of this Agreement. This Agreement will not be assigned by the Company and shall be interpreted under the laws of the State of New York without application to the principles of conflicts of laws.

                                            ADATOM.COM, INC.

                                            By:   ______________________________

[SEAL]

Dated:

Attest:

                               FORM OF ASSIGNMENT

     (To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED, _____________________ hereby sells, assigns, and transfers unto ________________________ a warrant (the "Warrant") __________ to purchase __________ shares of Common Stock, no par value per share, of Adatom.com, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _______________________________________ as attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:___________________

                                                  Signature: ___________________

                                     NOTICE

     The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                  PURCHASE FORM

                                         Dated ________, ____

     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing shares of Common Stock and hereby (i) tenders payment herewith in the amount of $_____________ or (ii) surrender the Warrant in the amount of _________, in payment of the actual exercise price thereof, and requests that certificates for such securities be issued in the name of, and delivered to, and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares be registered in the name of, and delivered to, the undersigned at the address stated below.

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:  _________________________________________________________________________
                  (Please typewrite or print in block letters)

Address:  ______________________________________________________________________

Signature: _____________________________________________________________________

EXHIBIT 4.9

NEITHER THIS WARRANT NOR THE WARRANT STOCK HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE COMPANY WILL NOT TRANSFER THIS WARRANT OR THE WARRANT SHARES UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH WARRANT OR SUCH WARRANT SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATES SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS VALIDLY MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                        WARRANT NO. ___________________________________________
                                                56,201 SHARES
                                         ______________________________________

         Void after 5:00 p.m. New York City Time, on September 15, 2004.

    Warrant to Purchase 56,201 Shares of Common Stock, no par value per share

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                                ADATOM.COM, INC.

     This Is To Certify That, FOR VALUE RECEIVED, JESUP & LAMONT PARTNERS L.L.C. ("Holder") having an address at 650 Fifth Avenue, New York, New York 10019, is entitled to purchase, subject to the provisions of this Warrant ("Warrant"), from Adatom.com, Inc., a Delaware corporation (the "Company"), FIFTY-SIX THOUSAND TWO HUNDRED ONE (56,201) fully paid, validly issued and non-assessable shares of Common Stock (the "Common Stock"), no par value per share, of the Company at an exercise price of $.99 per share at any time or from time to time during the period from the date hereof to September 15, 2004, but not later than 5:00 p.m. New York City Time, on September 15, 2004. This Warrant is being issued pursuant to the terms of a Letter Agreement, dated April 27, 1999, as amended, by and between Holder and Adatom, Inc., a California corporation which as merged into the Company effective as of the date hereof (the "Engagement Letter") in connection with the placement of an additional $500,000 of convertible bridge notes of the Company, dated on or about September 15, 1999 (the " Second Note"). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

     (2) EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time or from time to time on or after the date hereof and until September 15, 2004 (the "Exercise Period"); provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office or to the Company's warrant agent, if any has been so appointed, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price, in cash or by certified or bank cashier's check, for the number of Warrant Shares specified in such form. Notwithstanding the foregoing, in lieu of any cash payment required hereunder, the Holder of this Warrant shall have the right at any time during the Exercise Period to exercise the Warrant in full or in part by surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its principal office or to the Company's warrant agent, if any has been so appointed, in exchange for the number of Warrant Shares equal to the product of (a) the number of Warrant Shares as to which the Warrant is being exercised multiplied by (b) a fraction, the numerator of which is the Current Market Price (as defined in Section (11) below) of the Common Stock less the Exercise Price and the denominator of which is the Current Market Price. As soon as practicable after each such exercise of the Warrants, the Company shall issue or cause to be issued and delivered to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder. The Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of any such exercise, provided such exercise is in accordance with the provisions set forth herein. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

     (2) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

     (3) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. If more than one Warrant shall be exercised at one time by the Holder, the number of full shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of full shares issuable upon such exercise. No adjustment shall be made in respect of cash dividends on Warrant Shares delivered upon exercise of any Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the average closing bid and asked prices of the Common Stock on the last available date for which quotations are available immediately preceding the date of exercise of this Warrant, or if the bid and asked prices are not so reported, then the current market value shall be an amount, not less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     (4) EXCHANGE OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company with a written notice specifying the denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company or its warrant agent, if any, of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

     (5) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein and in any warrant agreement entered into by and between the Company and a warrant agent with respect to the Warrants. In the event the Company enters into a warrant agreement with a warrant agent, the terms of the Warrant shall be embodied in the warrant agreement; and the acceptance of this Warrant by the Holder shall be deemed consent by the Holder for the Company to enter into any such warrant agreement, upon such terms and conditions mutually agreeable between the Company and any such warrant agent, provided such warrant agreement does not adversely affect any of the rights of the Holder, as set forth in this Warrant.

     (6) ANTI-DILUTION PROVISIONS. (a) After each adjustment of the Exercise Price pursuant to this Section (6), the number of shares of Common Stock purchasable upon the exercise of the Warrant shall be the number of Warrant Shares receivable upon exercise thereof prior to such adjustment multiplied by a fraction the numerator of which shall be the original Exercise Price as defined above and the denominator of which shall be such adjusted Exercise Price.: (b) In case the Company shall hereafter (A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (B) subdivide its outstanding shares of Common Stock, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of Warrant Shares which the Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

            (c) No adjustment in the Exercise Price shall be required to be made unless such adjustment would require an increase or decrease of at least $.01; provided, however, that any adjustments which by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section (6) shall be made to the nearest cent or to the nearest one-one hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue fractional shares upon the exercise of any Warrant.

            (d) The provisions of this Section 6 shall not apply to any Common Stock issuable: (i) to any person pursuant to any stock option, stock purchase, stock purchase or similar plan or arrangement for the benefit of the Company's employees, consultants or directors or (ii) pursuant to options, warrants, conversion rights, and rights to acquire Common Stock in existence on the date of issuance hereof.

            (e) In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a Subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants other than a change in par value or from par value to no par value or from no par value to par value) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Holder of the Warrant shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided elsewhere in this Section (6). The above provisions of this Section (6) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

            (f) Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such the Company at such adjusted Exercise Price.

            (g) Upon any adjustment of the Exercise Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, the Company promptly shall give written notice thereof to the Holder, which shall state the Exercise Price resulting from such adjustment and increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            (h) If at any time:

                  (v) the Company shall declare any cash dividend upon its Common Stock;

                  (vi) the Company shall declare any dividend upon its Common Stock payable in stock (other than a dividend payable solely in shares of Common Stock or make any special dividend or other distribution to the holders of its Common stock;

                  (vii) there shall be any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation; or

                  (viii) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give the Holder (A) at least ten (10) calendar days' prior written notice of the date on which the books of the Company shall close or a record date shall have occurred for such dividend or distribution or for determining rights to vote in respect of any such consolidation, merger, sale, dissolution, liquidation or winding-up, and
(B) in the case of any such consolidation, merger, sale, dissolution, liquidation or winding-up, at least ten (10) calendar days' written notice of the date when the same shall take place. Any notice given in accordance with clause (A) above shall also specify, in the case of any such dividend or distribution, the date on which the holders of Common Stock shall be entitled thereof. Any notice given in accordance with clause (B) above shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be.

      (7) INVESTMENT REPRESENTATION. By accepting this Warrant, the Holder acknowledges that it has been advised by the Company that this Warrant and the Warrant Shares underlying this Warrant have not been registered under the Securities Act of 1933, as amended (the "Act"), and that this Warrant is being issued on the basis of the statutory exemption provided by section 4(2) of the Act relating to transactions by an issuer not involving any public offering. Holder hereby represents and warrants to the Company that (I) it is acquiring this Warrant for its own account, for investment purposes only and not with a view toward the distribution or resale thereof, (ii) it is a sophisticated investor and had access to the same kind of information which would be available in a registration statement filed under the Act, and (iii) it understands that it may not sell or otherwise dispose of this Warrant in the absence of either a registration statement under the Act or an exemption from the registration provisions thereunder and in accordance with the transfer provisions set forth in this Section 10 of this Warrant.

      (8) REGISTRATION RIGHTS. The Company hereby grants the Holder the right to "piggy back" the Warrant Shares on each Registration Statement for the sale of Common Stock filed by the Company (or any securities of a successor company of the Company) at the Company's cost and expense (except those incurred by the Holder for legal fees and commissions). In this connection, the Company shall give the Holder at least 30 days' prior notice of its intent to file a Registration Statement. The Company shall use its best efforts to keep any Registration Statement onto which Holder has "piggy backed" his shares effective for a period of not less than 180 days from the date whereby the Holder is first entitled to sell thereunder, or such shorter period terminating when the Holder has sold all of his shares. Such "piggy back" rights are subject to standard underwriters' approval and holdback, whereby the Holder's rights to sell in an initial public offering may be limited pro rata with the other stockholders and shall not apply to any Warrant Shares that can be sold under SEC Rule 144. For purposes of this Section (8), the term Registration Statement shall mean any registration statement for the sale of common stock or other securities filed by the Company or any selling shareholder or filed by any successor entity (in the case of merger, reclassification, change, consolidation, sale or conveyance of the Company) under the Act (except for a Registration Statement on Form S-4, Form S-8 or any successor form thereto), which shall include, but not be limited to, any Registration Statement filed by Healthcore Medical Solutions, Inc. ("Healthcore") in connection with, relating to or subsequent to the effective date of the merger of the Company into Healthcore (the "Merger") as contemplated by that certain Letter of Intent, dated April 27, 1999, by and between the Company and/or Healthcore;

            (ii) The Company shall also grant to Holder such additional "piggyback" rights and demand registration rights relative to the Warrant Shares as shall be granted and included in a subsequent warrant that may be granted to Holder.

      (9) TRANSFER. (i) The Holder acknowledges that it has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of this Warrant and the Warrant Shares. In particular, the Holder agrees that no sale, assignment, or transfer of this Warrant shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment, or transfer, unless (A) the sale, assignment, or transfer of this Warrant or the Warrant Shares is registered under the Act, it being understood that this Warrant or the underlying Warrant Shares is not currently registered under the Act and that the Company has no obligation to register this Warrant and is only obligated to register the Warrant Shares to the extent set forth in Section 9 of this Warrant, (B) this Warrant or the underlying Warrant Shares are sold, assigned or transferred in accordance with all of the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the present time for the sale of the Warrant or underlying Warrant Shares and that there can be no assurance that Rule 144 will be available at any time in the future, or (C) such sale, assignment, or transfer is otherwise exempt from registration under the Act. The Holder and each transferee hereof further agrees that in any distribution of this Warrant or the underlying Warrant Shares is proposed to be made by them otherwise than by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action shall be taken only after submission to the Company of an opinion of counsel, reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed distribution will not be in violation of the Act or applicable state law. (ii) Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee,

(ii) an agreement by such transferee, that such transferee will be bound by the terms of this Warrant and that the restrictive investment legend set forth above be placed on the certificate or certificates representing the securities acquired by such transferee, and (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar.

(iii) Except as specifically restricted hereby, this Warrant and the Warrant Shares issued hereunder may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant certificate to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall without charge, execute and deliver a new Warrant certificate in the name of the assignee named on such instrument of assignment, and this Warrant certificate shall promptly be canceled. An assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon this warrant, shall be null and void and without effect.

      (10) NOTICES. All notices and other communications which are required or may be given under this Warrant shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by telex or three (3) days after being mailed, postage prepaid, in the case of the Company to Adatom, Inc., 920 Hillview Court, Suite 160, Milipitas, CA 95035, Attention: President, and in the case of the Holder to the address set forth herein, or to such other address as such party shall have specified by notice to the other party hereto. If notice is given by registered or certified first class mail, postage prepaid, return receipt requested, the return receipt shall be conclusive evidence of the notice having been mailed on the date set forth.

      (11) DEFINITION. The "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the thirty (30) consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the NASDAQ Stock Market, Inc. ("NASDAQ") on which the shares of Common Stock are listed or admitted to trading, or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. (the "NASD") or a similar organization if the NASD is no longer reporting such information (including for purposes hereof NASDAQ). If on any such date the shares of Common Stock are not listed or admitted to trading on any national securities exchange and is not quoted by NASDAQ or any similar organization, the fair value of a share on such date, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive, shall be used.

      (12) MISCELLANEOUS. This Agreement contains the entire Agreement and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Warrant may not be changed orally, but only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge is sought, provided however, that this Warrant may be amended or modified without the consent of the Holder if such amendment or modification does not adversely affect the rights of the Holder hereunder. This Agreement may be assigned by Holder in accordance with Section (i) of this Agreement. This Agreement will not be assigned by the Company and shall be interpreted under the laws of the State of New York without application to the principles of conflicts of laws.

                                           ADATOM.COM, INC.

                                            By: ________________________________

[SEAL]

Dated:

Attest:

                               FORM OF ASSIGNMENT

     (To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED, _____________________ hereby sells, assigns, and transfers unto ________________________ a warrant (the "Warrant") __________ to purchase __________ shares of Common Stock, no par value per share, of Adatom.com, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _______________________________________ as attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:___________________

                                                  Signature: ___________________

                                     NOTICE

     The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                  PURCHASE FORM

                                         Dated ________, ____

     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing shares of Common Stock and hereby (i) tenders payment herewith in the amount of $_____________ or (ii) surrender the Warrant in the amount of _________, in payment of the actual exercise price thereof, and requests that certificates for such securities be issued in the name of, and delivered to, and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares be registered in the name of, and delivered to, the undersigned at the address stated below.

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:  _________________________________________________________________________
                  (Please typewrite or print in block letters)

Address:  ______________________________________________________________________

Signature: _____________________________________________________________________